UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.     )

Filed by the Registrant  ☑                                                 Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☑	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

HOLLYFRONTIER CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 13, 2020

HOLLYFRONTIER CORPORATION

HOLLYFRONTIER CORPORATION

2828 N. HARWOOD

SUITE 1300

DALLAS, TX 75201 - 1507

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 16, 2020
Date: May 13, 2020 Time: 8:30 AM CDT
Location: 2727 N Harwood St.

5th Floor, Conference Room A

Dallas, TX 75201

For directions to the Annual Meeting, please call our

Investor Relations Department at (214) 954-6510.

We intend to hold the Annual Meeting in person. However, we are actively monitoring the coronavirus (COVID-19) outbreak, and we are sensitive to the public health and travel concerns our stockholders may have and the protocols that federal, state, and local governments may impose. In the event it is not possible or advisable to hold the Annual Meeting in person, we will announce alternative arrangements for the meeting as promptly as practicable, which may include holding the meeting partially or solely by means of remote communication. Please monitor the Annual Report and Proxy page under the Investor Relations tab of our website (www.hollyfrontier.com) for updated information. If you are planning to attend the Annual Meeting, please check the website thirty days prior to the meeting date. As always, we encourage you to vote your shares prior to the Annual Meeting.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

—  Before You Vote  —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE & PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 29, 2020 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items
The Board of Directors recommends you vote FOR the following:
1. Election of Directors

Nominees

1a. Anne-Marie Ainsworth

1b. Douglas Bech

1c. Anna Catalano

1d. Leldon Echols

1e. Michael Jennings

1f. Craig Knocke

1g. Robert Kostelnik

1h. James Lee

1i. Franklin Myers

1j. Michael Rose

The Board of Directors recommends you vote FOR proposals 2, 3 and 4.

2	Approval, on an advisory basis, of the compensation of the Company’s named executive officers.

3	Ratification of the appointment of Ernst & Young LLP as the Company’s registered public accounting firm for the 2020 fiscal year.

4	Approval of the Company’s 2020 Long-Term Incentive Plan.
NOTE: Transaction of such other business as may properly come before the meeting or any adjournment thereof.